Pursuant to Rule 497(e)
Registration No. 033-06502

SunAmerica Income Funds

AIG U.S. Government Securities Fund

(the “Fund”)

Supplement dated May 7, 2018, to the Fund’s

Summary Prospectus dated July 28, 2017, as supplemented and amended to date

Effective May 7, 2018, in the section entitled “Fund Highlights: AIG U.S. Government Securities Fund – Portfolio Managers,” the table under the heading is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Timothy Campion	2014	Senior Vice President and Portfolio Manager at SunAmerica
Jane Bayar Algieri	2017	Vice President and Portfolio Manager at SunAmerica
Elizabeth Mauro	2018	Portfolio Manager at SunAmerica

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_USGSP_7-17